Exhibit 99.1

Nauticus Robotics, a Developer of Cloud-Based AI Software to Power its Ocean Robots and Services, to Become a Publicly Traded Company Via Merger with CleanTech Acquisition Corp.

●	Nauticus, founded by ex-NASA engineers, is disrupting ocean services from surface to seabed with its software platform that enables robust machine intelligence for work in marine environments for its growing fleet of ocean robots.

●	Pro forma equity value of the combined company is expected to be approximately $561 million with cash on hand of approximately $222 million, assuming no redemptions.

●	Fully committed PIPE of approximately $73 million in equity and convertible notes anchored by Schlumberger (NYSE: SLB), Transocean (NYSE: RIG), AeroVironment (NASDAQ: AVAV), Material Impact and a large private university endowment, representing sufficient capital to meet the minimum cash required to close the transaction and to fully fund Nauticus’ business plan.

●	Nauticus is embarking on a rapid growth phase with projected revenue of over $90 million in 2023 with targeted long-term EBITDA margins of approximately 60%.

●	The current Nauticus shareholders are rolling 100% of their equity into the publicly traded entity and will continue to own approximately 53% of the outstanding shares of common stock on a pro forma basis (assuming no redemptions) immediately after the closing.

New York, NY and Houston, TX – December 17, 2021 – Nauticus Robotics, Inc., a Houston-based developer of cloud-based surface and subsea robots, software, and associated services, and CleanTech Acquisition Corp. (NASDAQ: CLAQ), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement that will result in Nauticus becoming a publicly listed company.

Upon closing of the transaction, CLAQ will be renamed Nauticus Robotics, Inc. and is expected to remain listed on NASDAQ under the new ticker symbol “KITT” (the “Combined Company”).

Nauticus develops revolutionary cloud-based autonomy software to enable a smarter and more sustainable ocean industry using its fleet of autonomous robots from the surface to the seabed. These robots are enabled by the Nauticus Software Suite, a platform of AI/ML technologies designed to disrupt the legacy methods in the marine industry. Its first product offering, Aquanaut, is the world’s first tetherless underwater robot capable of robust decision making for both long distance ocean data collection and close-in dexterous manipulation of the subsea environment, supporting government & defense and other commercial industry sectors. Nauticus’ software, robots, and services provide customers the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets, while significantly reducing their operational and carbon footprints to improve offshore health, safety, and environmental exposure.

Nauticus operates in the $2.5 trillion ocean economy where it targets the rapidly expanding multibillion dollar bluetech robotics, data, and services market with a disruptive product offering. Some incumbent solutions utilize large vessels that can have severe drawbacks, including operating costs that can reach as high as $100,000 per day with large fuel emissions of up to 70 metric tons of CO2 per day and largely utilize antiquated, maintenance-heavy, hydraulic machines with little to no advanced technologies. In contrast, Nauticus’ expected service pricing would save customers over 50% compared to traditional methods while eliminating nearly the entire greenhouse gas emissions with a significant reduction in required onsite personnel needs.

The Company’s estimated revenues in 2021 are approximately $8.2 million, with strong visibility to achieve robust growth in subsequent years, including currently contracted orders that would more than double revenue in 2022. Nauticus’ robotic systems and services will be delivered to commercial and government-facing customers primarily through a Robotics as a Service (RaaS) business model but could also include strategic partnerships for unit sales. The strong unit economics of the RaaS model target long-term corporate EBITDA margins of approximately 60%.

Nauticus Founder, Chairman & Chief Executive Officer, Nicolaus Radford and the current management team will continue to lead the Combined Company.

Radford said: “The passion and conviction of our team at Nauticus has fueled the creation of a truly disruptive and innovative company in the ocean space, and we are eager to take the next step in our growth trajectory as a public company. A substantial core of our team has been together, first starting at NASA and now at Nauticus for 15 to 20 years and I am inspired by their relentless pursuit toward this dream. Their talent and efforts are second to none and I could not be prouder of what we have and will accomplish. The ocean will be the epicenter in our fight against climate change and the offshore ocean services industry has signaled the beginning of a major technology revolution to combat it. Toward that end, we have brought to market a suite of products and services that can make a significant impact on our customers’ cost profile, carbon footprint, and safety by reducing the reliance on costly and carbon intensive surface assets that traditionally service the many sectors of this industry.”

Eli Spiro, CEO of CLAQ, commented: “CLAQ was created to find a great business that has a positive impact on the world’s carbon footprint. We set a high bar for ourselves and could not be more impressed with Nic and the entire Nauticus team. We believe Nauticus’ RaaS model has the potential for strong returns while operating in a market in dire need of disruption. The high caliber of partners and investors Nauticus has attracted, including blue-chip customers in the offshore industry, is impressive and we believe this validates their technology and solution. On a personal note, it has been a tremendous pleasure to get to know and work with Nic – he’s a true leader and has been an inspiration to all of us at CleanTech throughout this transaction.”

Transaction Overview

The pro forma equity valuation (assuming no redemptions) of the Combined Company is expected to be approximately $561 million. Estimated cash proceeds to the Combined Company from the transaction are expected to consist of CLAQ’s approximately $174.2 million of cash in trust (assuming no redemptions) and approximately $73 million from a fully committed Private Investment in Public Equity (“PIPE Investment”) in equity and convertible notes anchored by existing investors. Proceeds from the fully committed PIPE Investment fully cover the minimum cash requirement for the transaction, reducing potential transaction uncertainty.

Upon the closing of the transaction, and assuming none of CLAQ’s public stockholders elect to redeem their shares of common stock and no additional shares of common stock are issued upon the closing of the transaction, it is anticipated that CLAQ’s public stockholders (other than the PIPE Investment investors) would retain an ownership interest of approximately 33% in the Combined Company, the PIPE Investment investors will own approximately 6% of the Combined Company, the co-sponsors, officers, directors and other holders of CLAQ founder shares will retain an ownership interest of approximately 8% of the Combined Company, and the Nauticus stockholders will own approximately 53% of the Combined Company. These values exclude $75 million of earn-out shares that would be paid in common stock if applicable requirements are met.

The board of directors of each of CLAQ and Nauticus approved the transaction, which is expected to close in the first half of 2022. The transaction will require the approval of the stockholders of CLAQ and is subject to other customary closing conditions including the receipt of certain regulatory approvals. The transaction will also require the approval of the stockholders of Nauticus. Stockholders holding the requisite vote of Nauticus have executed a support agreement and have agreed to vote in favor of the merger and related transactions by unanimous written consent or at a meeting of stockholders when called by Nauticus.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by CLAQ with the SEC and available at www.sec.gov.

Advisors

Chardan acted as exclusive financial advisor to CLAQ and as sole placement agent on the PIPE. Loeb & Loeb LLP acted as the legal advisor to CLAQ. Winston & Strawn LLP acted as the legal advisor to Nauticus.

Investor Conference Call

Nauticus and CLAQ will host a joint investor conference call to discuss the proposed transaction on Friday, December 17, 2021 at 8:30 a.m. Eastern Time. All interested parties may listen by selecting the webcast link here. Parties who wish to participate in the webcast via teleconference may dial 877-825-4893, or parties outside of the U.S. may dial 409-216-0806. The conference ID number is 4017137. An audio-only replay will be available for replay two hours after the call's completion for a period of 14 days. To access the recording, please dial 855-859-2056 or 404-537-3406 and when prompted for the conference ID, enter 4017137.

About Nauticus

Nauticus, is a Houston-based developer of cloud-based subsea robots, software, and services delivered in a modern business model to the ocean industry. Nauticus’ robotic systems will be delivered to commercial and government-facing customers primarily through a Robotics as a Service (RaaS) business model but also include direct product sales. This modernized approach to ocean robotics as a service has resulted in the development of a range of products for retrofit/upgrading legacy systems and other vehicle platforms. Nauticus’ services provide customers the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while significantly reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure.

About CLAQ

CleanTech Acquisition Corp. is a special purpose acquisition company formed in January 2021 with the purpose of entering into a business combination with one or more businesses. CleanTech Sponsor I LLC and CleanTech Investments LLC, an affiliate of Chardan, are the founders and co-sponsors of CLAQ.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to CLAQ and Nauticus. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of Nauticus’ business plans including its plans to expand, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed transaction, any benefits of Nauticus’ partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of CLAQ and Nauticus believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of CLAQ and Nauticus caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form S-4 relating to the proposed transaction, which is expected to be filed by CLAQ with the SEC and other documents filed by CLAQ or Nauticus from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither CLAQ nor Nauticus can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from CLAQ’s stockholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by CLAQ’s public stockholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the final prospectus for CLAQ’s initial public offering filed with the SEC on July 16, 2021 and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither CLAQ or Nauticus presently know or that CLAQ and Nauticus currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by CLAQ, Nauticus, their respective directors, officers or employees or any other person that CLAQ and Nauticus will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of CLAQ and Nauticus as of the date of this communication. Subsequent events and developments may cause those views to change. However, while CLAQ and Nauticus may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of CLAQ or Nauticus as of any date subsequent to the date of this communication.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of CLAQ or Nauticus, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed business combination, CLAQ intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of CLAQ, and after the registration statement is declared effective, CLAQ will mail a definitive proxy statement/prospectus/consent solicitation statement relating to the proposed business combination to its stockholders and Nauticus’ shareholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. CLAQ’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus/consent solicitation statement and the amendments thereto and the definitive proxy statement/prospectus/consent solicitation statement and other documents filed in connection with the proposed business combination, as these materials will contain important information about Nauticus, CLAQ and the proposed business combination. When available, the definitive proxy statement/prospectus/consent solicitation statement and other relevant materials for the proposed business combination will be mailed to stockholders of CLAQ as of a record date to be established for voting on the proposed business combination. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus/consent solicitation statement, the definitive proxy statement/prospectus/consent solicitation statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to CleanTech Acquisition Corporation, 207 West 25th Street, 9th Floor, New York, New York 10001, Attention: Eli Spiro, Chief Executive Officer.

Participants in the Solicitation

CLAQ and Nauticus and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CLAQ’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of CLAQ’s stockholders in connection with the proposed business combination will be set forth in CLAQ’s registration statement on Form S-4, including a proxy statement/prospectus/consent solicitation statement, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of CLAQ’s directors and officers in CLAQ’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC by CLAQ, which will include the proxy statement / prospectus/consent solicitation statement of CLAQ for the proposed transaction.

For investor and media inquiries, please contact:

Gateway Group

IR: Cody Slach or Jeff Grampp, CFA

PR: Jordan Schmidt or Natalie Balladarsch

Phone: (949) 574-3860

E-mail : CLAQ@gatewayir.com

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